First Quarter 2021 Financial Results & Business Update April 28, 2021 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its future financial and operating performance, business plans or prospects, including potential growth of revenue from its commercial products, expected drivers of future growth and value creation and plans to manage the company for profitability; the potential therapeutic and commercial value of the company’s marketed and development products; the company’s expectations and assumptions regarding the future impacts of COVID-19 on its business; the company’s timelines, plans and expectations for development activities relating to the company’s products and product development candidates in both neuroscience and oncology, including planned studies for nemvaleukin alfa; the company’s expectations concerning future regulatory activities and interactions, including the expected timing of the U.S. Food and Drug Administration’s (“FDA”) Prescription Drug User Fee Act (“PDUFA”) target action date for, and potential approval of, the new drug application (“NDA”) for LYBALVITM; and the company’s expectations concerning commercial activities, including preparation for the anticipated launch of LYBALVI. The company cautions that forward-looking statements are inherently uncertain. The forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the impacts of the ongoing COVID-19 pandemic and continued efforts to mitigate its spread on the company’s business, results of operations or financial condition; the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, related to any of the company’s products, which may lead to competition from generic drug manufacturers; data from clinical trials may be interpreted by the FDA in different ways than the company interprets it; the FDA may not agree with the company’s regulatory approval strategies or components of the company’s NDAs, including clinical trial designs, conduct and methodologies, manufacturing processes and facilities, or the adequacy of the data or other information included in the company’s regulatory submissions to support the FDA’s requirements for approval; the FDA or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products, including with respect to the NDA for LYBALVI; the company’s development activities may not be completed on time or at all; the results of the company’s development activities may not be positive, or predictive of real-world results or of results in subsequent trials, and preliminary or interim results of the company’s development activities may not be predictive of final results of such activities, results of future preclinical or clinical trials or real-world results; the company and its licensees may not be able to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to governmental payers; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2020 and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (GAAP), including non-GAAP net income and non-GAAP earnings per share. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Alkermes plc Current Reports on Form 8-K filed with the SEC on Feb. 11, 2021 and Apr. 28, 2021. Note Regarding Trademarks: The company is the owner of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO® , LYBALVITM and VIVITROL®. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Agenda Introduction Sandy Coombs, SVP, Corporate Affairs & Investor Relations Corporate Update Richard Pops, Chief Executive Officer Q1 2021 Financial Results Iain Brown, Chief Financial Officer Q1 2021 Commercial Review Todd Nichols, Chief Commercial Officer R&D Pipeline Update Richard Pops, Chief Executive Officer

Q1 2021 Financial Results Summary In millions In millions In millions

First Quarter 2021 Revenue Summary Amounts in the table above do not sum due to rounding. *Decrease in VIVITROL net sales in Q1’21 was primarily due to COVID-19 pandemic-related disruptions. ** Inclusive of ARISTADA INITIO®

Alkermes: 2021 Financial Expectations†* † These expectations were initially provided by Alkermes plc (the “Company”) in its Current Report on Form 8-K filed with the SEC on Feb. 11, 2021. These expectations are reiterated by the Company in its Current Report on Form 8-K filed with the SEC on April 28, 2021 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. * Ranges provided are based on recent trends and assume continuation of such trends through mid-year, and an anticipated improvement in patient access to treatment providers and to the Company’s commercial products in the second half of the year. If patient access does not improve as anticipated, or if new COVID-19-related disruptions emerge, the Company’s ability to meet these expectations could be negatively impacted. ‡ Non-GAAP net income adjusts for one-time and non-cash charges by excluding from GAAP results: share-based compensation expense; amortization expense; depreciation expense; non-cash net interest expense; change in the fair value of contingent consideration; the income tax effect of these reconciling items; and certain other one-time or non-cash items. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Company’s Current Report on Form 8-K filed with the SEC on Feb. 11, 2021. + Pending FDA approval. PDUFA target action date is June 1, 2021. Expected net sales of proprietary products: VIVITROL® net sales of $315M – $345M ARISTADA® net sales of $260M – $290M LYBALVI™ net sales of <$10M+ Operating expenses: R&D expense includes $25M potential milestone payment related to ALKS 1140

Disciplined Capital Allocation Supports Highest ROI Priorities Drive operating margins of commercial business and focus on profitability Create value through innovation and position ALKS for future growth

VIVITROL® Performance and Expectations Q1’21 year-over-year net sales declined 5% to $74.5M, driven by unit decline of 6% Gross-to-net deductions: 51.5% in Q1’21, compared to 50.6% in Q4’20, and an average of 49.9% in 2020 Inventory levels decreased by approximately $2.3M from Q4’20 FY’21 net sales expected to range from $315M - $345M* Expected gross-to-net deductions: 54% VIVITROL Quarterly Net Sales ($M) * These expectations were initially provided by the Company in its Current Report on Form 8-K filed with the SEC on Feb. 11, 2021. These expectations are reiterated by the Company in its Current Report on Form 8-K filed with the SEC on April 28, 2021 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations are provided based on recent trends and assume continuation of such trends through mid-year and an anticipated improvement in patient access to treatment providers and to the Company’s commercial products in the second half of the year. If patient access does not improve as anticipated, or if new COVID-19-related disruptions emerge, the Company’s ability to meet these expectations could be negatively impacted.

ARISTADA® Performance and Expectations Q1’21 year-over-year net sales growth of 9% to $55.4M, driven by unit growth of 6% Gross-to-net deductions: 53.3% in Q1’21, compared to 54.1% in Q4’20 Inventory levels decreased by approximately $8.0M from Q4’20 FY’21 net sales expected to range from $260M - $290M† Expected gross-to-net deductions: 55% ARISTADA Quarterly Net Sales ($M)* *Inclusive of ARISTADA INITIO® † These expectations were initially provided by the Company in its Current Report on Form 8-K filed with the SEC on Feb. 11, 2021. These expectations are reiterated by the Company in its Current Report on Form 8-K filed with the SEC on April 28, 2021 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations are provided based on recent trends and assume continuation of such trends through mid-year and an anticipated improvement in patient access to treatment providers and to the Company’s commercial products in the second half of the year. If patient access does not improve as anticipated, or if new COVID-19-related disruptions emerge, the Company’s ability to meet these expectations could be negatively impacted.

ARISTADA®: Prescription Growth Trends Q1 year-over-year growth of 11% on TRx months of therapy (MOT) basis Outpaced overall atypical long-acting injectable (LAI) market Q1 year-over-year growth of 3% Market share: TRx MOT: 9.2% of atypical LAI market prescriptions in Q1‘21 ARISTADA Quarterly TRx MOT Source: IQVIA NPA

Nemvaleukin Alfa Development Program Progress Mucosal melanoma Nemvaleukin granted Orphan Drug Designation by U.S. Food and Drug Administration Initiated ARTISTRY-6 phase 2 monotherapy study of nemvaleukin Platinum-resistant ovarian cancer Entered clinical trial collaboration and supply agreement with MSD (a tradename of Merck & Co., Inc. Kenilworth, NJ, USA) for planned phase 3 study to evaluate nemvaleukin in combination with KEYTRUDA® (pembrolizumab) in patients with platinum-resistant ovarian cancer Operational progress Completed enrollment in Parts B and C of ARTISTRY-1 phase 1/2 study ARTISTRY-1 and ARTISTRY-2 data accepted for presentation at virtual American Society of Clinical Oncology (ASCO) Annual Meeting in June

Focus and Discipline Integral to R&D Portfolio Advancement Discovery Phase Phase 1 Phase 2 Phase 3 Preclinical Phase Oncology Neuroscience

www.alkermes.com